Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Wiless Controls Inc., formerly, iMetrik M2M Solutions Inc., (the “Company”) on Form 10-Q/A-1 for the period ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Michel St-Pierre, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of January, 2013.

MICHEL ST-PIERRE
Michel St-Pierre
Chief Executive Officer and Chief Financial Officer